UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  -------------
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               December 12, 2007
               Date of Report (Date of earliest event reported):

                                EDO Corporation
             (Exact name of registrant as specified in its charter)

              New York                     3812                   11-0707740
      (State or other jurisdiction      (Commission             (IRS Employer
           of incorporation)            File Number)         Identification No.)


                         60 East 42nd Street, 42nd Floor
                            New York, New York 10165]
                 (Address of principal executive offices)

                                 (212) 716-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

  Supplemental Proxy Materials
  ----------------------------

On December 12, 2007, EDO Corporation issued a press release announcing an $86 million award from the Department of Defense for "CREW 2.1" counter-IED systems. This award had been anticipated in the financial projections included in EDO's proxy materials filed with the SEC on November 5.

  CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

These supplemental proxy materials contain forward-looking statements, including information relating to the merger, which are qualified in their entirety by the "Cautionary Statement Concerning Forward-Looking Information" section of the Definitive Proxy Statement.


Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits.

       Exhibit 99.1. Press release issued by EDO Corporation on December 12,
       2007.

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


  Dated:  December 12, 2007


                                       EDO CORPORATION

                                       By:    /s/ Lisa M. Palumbo
                                          ------------------------------
                                          Name:  Lisa M. Palumbo
                                          Title: Senior Vice President, General
                                                 Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit No.                         Description

99.1. Supplemental Proxy Material-- Press release issued by EDO Corporation on December 12, 2007.